POWER OF ATTORNEY

Each of the undersigned constitutes Jeffrey W. Kletti, Brian Muench, H. Bernt von Ohlen, and Stewart W. Gregg, individually, as his or her true and lawful attorney, with full power to each of them to sign for him or her, in his or her name and in his or her capacity as a trustee, any registration statement on Form N-14 relating to (a) the merger of AZL LMP Large Cap Growth Fund, a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), into AZL Legg Mason Growth Fund, a series of the VIP Trust, and/or (b) the merger of AZL OCC Value Fund, a series of VIP Trust, into AZL Davis NY Venture Fund, a series of the VIP Trust, (the "Registration Statement"), and any and all amendments thereto, of the Allianz Variable Insurance Products Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the name of each of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

Each of the undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 15th day of August, 2008.


/s/ Peter R. Burnim
--------------------------
Peter R. Burnim

/s/ Peggy L. Ettestad
--------------------------
Peggy L. Ettestad

/s/ Roger A. Gelfenbien
--------------------------
Roger A. Gelfenbien

/s/ Dickson W. Lewis
---------------------------
Dickson W. Lewis

/s/ Peter W. McClean
---------------------------
Peter W. McClean

/s/ Arthur C. Reeds III
---------------------------
Arthur C. Reeds III

                                POWER OF ATTORNEY

The undersigned constitutes Brian Muench, H. Bernt von Ohlen, and Stewart W. Gregg, individually, as his true and lawful attorney, with full power to each of them to sign for him, in his name and in his capacity as a trustee, any registration statement on Form N-14 relating to (a) the merger of AZL LMP Large Cap Growth Fund, a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), into AZL Legg Mason Growth Fund, a series of the VIP Trust, and/or
(b) the merger of AZL OCC Value Fund, a series of VIP Trust, into AZL Davis NY Venture Fund, a series of the VIP Trust (the "Registration Statement"), and any and all amendments thereto, of the Allianz Variable Insurance Products Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the undersigned's name and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 15th day of August, 2008.


/s/ Jeffrey W. Kletti

Jeffrey W. Kletti